                                                                          (a)(3)

                              ING SERIES FUND, INC.

                              ARTICLES OF AMENDMENT

                                SEPTEMBER 2, 2003

         ING SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:   The Corporation desires to, and does hereby, amend its charter
(the "Charter") as currently in effect.

         SECOND: The Sixth provision of the Charter is hereby deleted and replaced in its entirety by the following:

         SIXTH: Of the 16,000,000,000 Shares which the Corporation has authority to issue, 15,300,000,000 Shares have been and are hereby designated and classified into the following series (each a "series") and classes of series (each a "class"):

                                                                   Name of Class                      Number of
             Name of Series                                          of Series                    Shares Allocated
             --------------                                          ---------                    ----------------
ING Aeltus Money Market Fund                                          Class I                       1,000,000,000

                                                                      Class A                       1,000,000,000

                                                                      Class B                       1,000,000,000

                                                                      Class C                       1,000,000,000

                                                                      Class O                       1,000,000,000

ING Bond Fund                                                         Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

                                                                   Name of Class                      Number of
             Name of Series                                          of Series                    Shares Allocated
             --------------                                          ---------                    ----------------
ING Balanced Fund                                                     Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Growth and Income Fund                                            Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING International Growth Fund                                         Class I                         200,000,000

                                                                      Class A                         200,000,000

                                                                      Class B                         200,000,000

                                                                      Class C                         200,000,000

                                                                      Class O                         200,000,000

ING Government Fund                                                   Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                   Name of Class                      Number of
             Name of Series                                          of Series                    Shares Allocated
             --------------                                          ---------                    ----------------
                                                                      Class O                         100,000,000

ING Small Company Fund                                                Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Growth Fund                                                       Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Strategic Allocation Growth Fund                                  Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Strategic Allocation Balanced Fund                                Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                   Name of Class                      Number of
             Name of Series                                          of Series                    Shares Allocated
             --------------                                          ---------                    ----------------
                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Strategic Allocation Income Fund                                  Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Index Plus LargeCap Fund                                          Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

                                                                      Class R                         100,000,000

ING Index Plus MidCap Fund                                            Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

                                                                      Class R                         100,000,000

                                                                   Name of Class                      Number of
          Name of Series                                             of Series                    Shares Allocated
          --------------                                             ---------                    ----------------
ING Index Plus SmallCap Fund                                          Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

                                                                      Class R                         100,000,000

ING Value Opportunity Fund                                            Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Technology Fund                                                   Class I                         100,000,000

                                                                      Class A                         100,000,000

                                                                      Class B                         100,000,000

                                                                      Class C                         100,000,000

                                                                      Class O                         100,000,000

ING Classic Principal Protection Fund I                               Class A                         100,000,000

                                                                      Class B                         100,000,000

ING Classic Principal Protection Fund II                              Class A                         100,000,000

                                                                   Name of Class                      Number of
             Name of Series                                          of Series                    Shares Allocated
             --------------                                          ---------                    ----------------
                                                                      Class B                         100,000,000

ING Classic Principal Protection Fund III                             Class A                         100,000,000

                                                                      Class B                         100,000,000

ING Classic Principal Protection Fund IV                              Class A                         100,000,000

                                                                      Class B                         100,000,000

ING Index Plus Protection Fund                                        Class A                         100,000,000

                                                                      Class B                         100,000,000

Brokerage Cash Reserves                                                                             1,000,000,000

         THIRD:   The amendment to the Charter herein set forth was duly
approved by a majority of the entire Board of Directors of the Corporation and is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

         FOURTH: The amendment to the Charter herein set forth does not increase the authorized stock of the Corporation.

                  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Executive Vice President and attested to by its Secretary on this 2nd day of September, 2003.

                                            WITNESS:
                                            ING Series Fund, Inc.

/s/ Kimberly A. Anderson                    /s/ Michael J. Roland
-------------------------------             -----------------------------------
Name: Kimberly A. Anderson                  Name: Michael J. Roland
Title: Secretary                            Title: Executive Vice President and
                                                   Chief Financial Officer